                                                                    EXHIBIT 99.1


PRESS RELEASE                                                       TRADED: NYSE
FOR IMMEDIATE RELEASE                                               SYMBOL: ELK


FOR FURTHER INFORMATION:

Harold R. Beattie, Jr.
Sr. Vice President, Chief Financial Officer and Treasurer
(972) 851-0523


                  ELCOR CORPORATION CHANGES ITS ACCOUNTING FOR
                             EMPLOYEE STOCK OPTIONS


DALLAS, TEXAS, August 23, 2002 . . . . Elcor Corporation said today that it has changed its accounting for certain previously issued employee stock options under APB No. 25, and related interpretations, from the "fixed" to "variable" method of accounting for certain periods prior to August 13, 2002.

As previously reported, prior to August 13, 2002, Elcor's 1998 Incentive Stock Option Plan contained a cashless exercise provision that permitted an optionee to relinquish vested options to Elcor in exchange for Elcor common shares having a current market value equal to the difference between the market value and aggregate exercise price of the relinquished options. Under APB No. 25, the aforementioned cashless relinquishment feature can potentially cause options issued under the 1998 Plan to be considered stock appreciation rights ("SAR's") in substance, if not in form, unless past experience and economic incentives indicate that optionees are more likely to exercise, rather than relinquish, the options. Under APB No. 25, SAR's are accounted for using the "variable" method of accounting whereby income is charged (or credited) during each accounting period to reflect any excess of the market value of shares underlying vested SAR's, over the exercise price of vested SAR's.

With the concurrence of its prior auditor, Elcor had concluded that its use of "fixed" accounting for employee stock options was appropriate, based upon the very limited number of historical cashless relinquishments and the existence of certain economic incentives for employees to prefer a cash exercise. Prior to March 2002, no optionee ever utilized the cashless relinquishment alternative, and a total of only three optionees, none being executive officers of Elcor, have ever utilized this exercise alternative. However, after consultation with its new auditor, PricewaterhouseCoopers, Elcor agreed to change to "variable" accounting for employee stock options issued under the 1998



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PRESS RELEASE
Elcor Corporation
August 23, 2002
Page 2



Plan, for the period commencing with Elcor's adoption of the 1998 Plan through August 13, 2002. On August 13, 2002, the Compensation Committee of Elcor's Board of Directors terminated the availability of the cashless relinquishment alternative under the 1998 Plan, thereby removing any question regarding the appropriateness of "fixed" accounting for these employee stock options after August 13, 2002.

Had the company accounted for all options granted under the 1998 Plan as "variable" awards in prior fiscal years, cumulative after-tax net income for all fiscal years, prior to fiscal 2002, would have been reduced by about $0.4 million. That amount was recorded in fiscal 2002. The cumulative effect of the change in accounting method on fiscal 2001 and all prior fiscal years, and the effect on each such fiscal year, was not considered to be material; however, share price volatility did cause a more significant difference (some positive, some negative) in individual fiscal quarters.

As a result of Elcor's changing share price, the application of "variable" option accounting had the following non-cash effect on after-tax net income during each of the periods presented below:


                                                           $ Amount                          Per Share
                                                           --------                          ---------
          Q1 Fiscal 2002(1)                             - $0.9 million                        - $0.05
          Q2 Fiscal 2002                                - $2.6 million                        - $0.13
          Q3 Fiscal 2002                                + $2.2 million                        + $0.11
          Q4 Fiscal 2002                                - $2.6 million                        - $0.13
                                                        --------------                        -------
          Full Fiscal 2002                              - $3.9 million                        - $0.20

          Q1 Fiscal 2003 to                             + $3.5 million                        + $0.18
          August 13, 2002(2)

(1)      Includes the cumulative effect on all prior fiscal years

(2) On August 13, 2002, the cashless relinquishment feature of the 1998 Plan was terminated. Thereafter, "fixed" option accounting is applicable.

Condensed financial statements for the quarter and full fiscal year ending June 30, 2002 are attached reflecting Elcor's change to "variable" option accounting.

SAFE HARBOR PROVISIONS

In accordance with the safe harbor provisions of the securities law regarding forward-looking statements, in addition to the historical information contained herein, the above discussion contains forward-looking statements that involve risks and uncertainties. The statements that are not historical facts are forward-looking statements



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PRESS RELEASE
Elcor Corporation
August 23, 2002
Page 3

within the meaning of the Private Securities Litigation Reform Act of 1995. These statements usually are accompanied by words such as "optimistic," "outlook," "believe," "estimate," "potential," "project," "expect," "anticipate," "plan," "predict," "could," "should," "may," or similar words that convey the uncertainty of future events or outcomes. These statements are based on judgments the company believes are reasonable; however, Elcor's actual results could differ materially from those discussed here. Factors that could cause or contribute to such differences could include, but are not limited to, changes in demand, prices, raw material costs, transportation costs, changes in economic conditions of the various markets the company serves, changes in the amount and severity of inclement weather, as well as the other risks detailed herein and in the company's reports filed with the Securities and Exchange Commission, including but not limited to its Form 10-K for the fiscal year ending June 30, 2001, and subsequent Forms 8-K and 10-Q.

                                   ----------

Elcor, through its subsidiaries, manufactures Elk brand premium roofing and building products (over 90% of consolidated sales) and provides technologically advanced products and services to other industries. Each of Elcor's principal operating subsidiaries is the leader or one of the leaders within its particular market. Its common stock is listed on the New York Stock Exchange (ticker symbol: ELK).

PRESS RELEASE
Elcor Corporation
August 23, 2002
Page 4

CONDENSED RESULTS OF OPERATIONS
($ in thousands)


                                                      Unaudited                         Audited
                                                  Three Months Ended                Fiscal Year Ended
                                                       June 30,                          June 30,
                                                 2002             2001             2002              2001
                                             ------------     ------------     ------------     ------------
SALES                                        $    131,004     $    108,410     $    506,526     $    379,156
                                             ------------     ------------     ------------     ------------

COSTS AND EXPENSES:
       Cost of sales                              103,821           91,506          410,277          313,605
       Selling, general & administrative           15,167           12,545           59,391           48,197
       Noncash stock option compensation            3,939              636            6,034                0
       Interest expense and other, net              1,614            1,360            6,087            3,391
                                             ------------     ------------     ------------     ------------

Total Costs and Expenses                          124,541          106,047          481,789          365,193
                                             ------------     ------------     ------------     ------------

INCOME BEFORE INCOME TAXES                          6,463            2,363           24,737           13,963

Provision for income taxes                          2,660              905            9,644            5,201
                                             ------------     ------------     ------------     ------------

NET INCOME                                   $      3,803     $      1,458     $     15,093     $      8,762
                                             ============     ============     ============     ============

INCOME PER COMMON SHARE-BASIC                $       0.20     $       0.08     $       0.78     $       0.45
                                             ============     ============     ============     ============

INCOME PER COMMON SHARE-DILUTED              $       0.19     $       0.08     $       0.77     $       0.45
                                             ============     ============     ============     ============

PROFORMA INFORMATION:
   EXCLUDING NONCASH STOCK OPTION
       COMPENSATION --
       NET INCOME                            $      6,363     $      1,876     $     19,015     $      8,762
                                             ============     ============     ============     ============

       INCOME PER COMMON SHARE-BASIC         $       0.33     $       0.10     $       0.98     $       0.45
                                             ============     ============     ============     ============

       INCOME PER COMMON SHARE-DILUTED       $       0.32     $       0.10     $       0.97     $       0.45
                                             ============     ============     ============     ============

AVERAGE COMMON SHARES OUTSTANDING
    Basic                                          19,412           19,229           19,311           19,322
                                             ============     ============     ============     ============

    Diluted                                        19,808           19,390           19,657           19,493
                                             ============     ============     ============     ============


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PRESS RELEASE
Elcor Corporation
August 23, 2002
Page 5

FINANCIAL INFORMATION BY COMPANY SEGMENTS
($ in thousands)



                                                       Unaudited                     Audited
                                                  Three Months Ended          Twelve Months Ended
                                                        June 30,                     June 30,
                                                 2002           2001           2002            2001
                                               ---------      ---------      ---------      ---------
SALES
      Building Products                        $ 120,140      $  98,575      $ 459,673      $ 335,971

        Electronics Manufacturing Services                        5,972                        29,528
        Industrial Products                                       3,856                        13,561
                                               ---------      ---------      ---------      ---------
      Other, Technologies                         10,864          9,828         46,853         43,089

      Corporate & Eliminations                         0              7              0             96
                                               ---------      ---------      ---------      ---------
                                               $ 131,004      $ 108,410      $ 506,526      $ 379,156
                                               =========      =========      =========      =========

OPERATING PROFIT (LOSS)
      Building Products                        $  14,594      $   7,269      $  53,325      $  25,539

        Electronics Manufacturing Services                         (780)                        1,392
        Industrial Products                                         384                          (735)
                                               ---------      ---------      ---------      ---------
      Other, Technologies                            358           (396)        (4,354)           657

      Corporate & Eliminations                    (6,875)        (3,150)       (18,147)        (8,842)
                                               ---------      ---------      ---------      ---------
                                               $   8,077      $   3,723      $  30,824      $  17,354
                                               =========      =========      =========      =========

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PRESS RELEASE
Elcor Corporation
August 23, 2002
Page 6

CONDENSED BALANCE SHEET
(Audited, $ in thousands)


                                                                  June 30,
ASSETS                                                      2002             2001
                                                         -----------     -----------

Cash and cash equivalents                                $    12,436     $       128
Receivables, net                                              94,764          73,660
Inventories                                                   46,910          51,016
Deferred income taxes                                          5,727           3,977
Prepaid expenses and other                                     9,474           8,487
                                                         -----------     -----------

      Total Current Assets                                   169,311         137,268

Property, plant and equipment, net                           206,479         220,036
Other assets                                                   5,638           2,744
                                                         -----------     -----------

      Total Assets                                       $   381,428     $   360,048
                                                         ===========     ===========



                                                                  June 30,
LIABILITIES AND SHAREHOLDERS' EQUITY                        2002            2001
                                                         -----------     -----------

Accounts payable and accrued liabilities                 $    52,073     $    48,034
Current maturities on long-term debt                               0               0
                                                         -----------     -----------

      Total Current Liabilities                               52,073          48,034

Long-term debt, net                                          119,718         123,300
Deferred income taxes                                         33,545          26,612
Shareholders' equity                                         176,092         162,102
                                                         -----------     -----------

      Total Liabilities and Shareholders' Equity         $   381,428     $   360,048
                                                         ===========     ===========

PRESS RELEASE
Elcor Corporation
August 23, 2002
Page 7

CONDENSED STATEMENT OF CASH FLOWS
(Audited, $ in thousands)


                                                                  Fiscal Year Ended
                                                                       June 30,
                                                                 2002              2001
                                                              -----------      -----------
CASH FLOWS FROM:
OPERATING ACTIVITIES
Net income                                                    $    15,093      $     8,762
Adjustments to net income
       Depreciation and amortization, including $3,360 of          21,331           13,697
           impairment in 2002
       Deferred income taxes                                        5,183            4,374
       Changes in assets and liabilities:
           Trade receivables                                      (21,104)          (1,948)
           Inventories                                              4,106          (10,051)
           Prepaid expenses and other                                (987)          (4,175)
           Accounts payable and accrued liabilities                 4,039             (253)
                                                              -----------      -----------

Net cash from operations                                           27,661           10,406
                                                              -----------      -----------

INVESTING ACTIVITIES
       Additions to property, plant and equipment                 (11,378)         (38,543)
       Other, net                                                     741              127
                                                              -----------      -----------

Net cash from investing activities                                (10,637)         (38,416)
                                                              -----------      -----------

FINANCING ACTIVITIES
       Long-term  borrowings (repayments), net                     (3,582)          32,000
       Dividends on common stock                                   (3,873)          (3,851)
       Treasury stock transactions and other, net                   2,739           (4,713)
                                                              -----------      -----------

Net cash from financing activities                                 (4,716)          23,436
                                                              -----------      -----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               12,308           (4,574)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                        128            4,702
                                                              -----------      -----------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                    $    12,436      $       128
                                                              ===========      ===========